                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-69120, 33-67356, 33-67538 and 33-89340 of Celestial Seasonings, Inc. on Forms S-8 of our reports dated November 4, 1996 appearing in this Annual Report on Form 10-K of Celestial Seasonings, Inc. for the year ended September 30, 1996.





Deloitte & Touche LLP

Denver, Colorado
December 13, 1996

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